                                                                    EXHIBIT 99.2

[MERRILL LYNCH LOGO]      COMPUTATIONAL MATERIALS FOR TMTS SERIES 2004-22SL

                               ABS NEW TRANSACTION

                             COMPUTATIONAL MATERIALS

                          $[225,978,000] (APPROXIMATE)
                              OFFERED CERTIFICATES

                              TERWIN MORTGAGE TRUST
                ASSET-BACKED CERTIFICATES, SERIES TMTS 2004-22SL

                             [THE WINTER GROUP LOGO]

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                    DEPOSITOR

                              JPMORGAN CHASE BANK
                                MASTER SERVICER

      SPECIALIZED LOAN SERVICING, LLC AND GREENPOINT MORTGAGE FUNDING, INC.
                                    SERVICER

                               JPMORGAN CHASE BANK
                  SECURITIES ADMINISTRATOR AND BACK-UP SERVICER

                         U.S. BANK NATIONAL ASSOCIATION
                                     TRUSTEE

                                 OCTOBER 6, 2004

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]      COMPUTATIONAL MATERIALS FOR TMTS SERIES 2004-22SL

Except as provided in the following paragraph, the attached tables and other statistical analyses (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. Except as provided in the following paragraph, the information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Notwithstanding anything to the contrary contained herein, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials (and each employee, representative or other agent of the recipient) may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the issuer and the certificates, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the certificates, and all materials of any kind (including opinions and other tax analyses) relating to such federal tax treatment or tax structure other than the identity of the issuer and information that would permit the identification of the issuer.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

DEAL NAME:           TMTS 2004-22SL

DETAILED COLLATERAL INFO

                                                              % OF                                         % OF    % OF
                                                    AVG.      GROUP                                        FULL   PRIMARY
                    # OF LOANS      BALANCE       BALANCE    BALANCE   WAC     WARM   FICO  OLTV    DTI     DOC    OWNER  % CASHOUT
                    ----------      -------       -------    -------   ---     ----   ----  ----    ---     ---    -----  ---------
AGGREGATED             5,954    305,375,592.09   51,289.15   100.00   10.472  205.00   681  95.12  39.62   33.00   76.73    18.08
RATE
10.01-10.5               561     29,036,589.91   51,758.63     9.51%  10.387    199    686  95.00  38.71   24.09   73.68    19.10
10.501-11                892     47,773,484.05   53,557.72    15.64%  10.900    207    670  97.01  40.20   27.99   77.37    16.88
11.001-11.5              455     21,735,619.44   47,770.59     7.12%  11.372    195    666  96.85  41.13   36.52   80.18    13.62
11.501 - 12.000          548     29,470,627.52   53,778.52     9.65%  11.896    204    671  97.06  40.06   18.74   69.48    12.62
12.001 - 12.500          287     12,699,903.37   44,250.53     4.16%  12.388    190    659  98.22  40.47   32.98   74.24     5.06
12.501 - 13.000          433     20,084,501.53   46,384.53     6.58%  12.918    192    677  98.04  38.79   17.47   52.74     6.13
13.001 - 13.500           38      1,219,267.98   32,086.00     0.40%  13.331    186    633  98.44  44.63   71.20   93.85     4.82
13.501 - 14.000           36      1,126,639.66   31,295.55     0.37%  13.905    189    620  98.39  43.39   61.03   91.73     1.69
14.001 - 14.500           91      2,077,924.47   22,834.33     0.68%  14.326    195    617  99.25  41.68   83.29  100.00     0.56
14.501 - 15.000           18        511,722.15   28,429.01     0.17%  14.764    197    611  99.66  39.95   90.23  100.00     7.50

FICO
N/A or Below 500           1         20,315.41   20,315.41     0.01%  13.000    177    516  90.00  48.79  100.00  100.00     0.00
520 - 539                  6        109,294.30   18,215.72     0.04%  11.979    177    529  93.79  44.25  100.00  100.00    15.30
540 - 559                  7        112,051.77   16,007.40     0.04%  12.631    177    551  94.07  41.54  100.00  100.00    11.29
560 - 579                 21        430,931.17   20,520.53     0.14%  12.170    177    567  97.04  45.42  100.00  100.00    10.01
580 - 599                 91      3,239,330.43   35,597.04     1.06%  11.030    191    590  95.10  42.09   89.96  100.00    35.53
600-619                  371     12,399,923.71   33,422.97     4.06%  11.712    188    610  97.87  42.63   89.87   99.91    17.40
620-639                1,017     49,770,050.33   48,938.10    16.30%  11.015    203    628  95.11  40.79   43.35   91.29    24.33
640-659                  718     37,455,789.04   52,166.84    12.27%  10.785    206    650  95.02  40.30   38.18   87.92    24.37
660-679                  797     43,913,883.86   55,098.98    14.38%  10.485    214    668  95.00  39.81   25.97   81.27    21.42

                                                               1.28%

CLTV
80                        36      3,732,138.17  103,670.50     1.22%   9.546    191    684  80.00  37.54    2.18   60.63    55.85
80-85                    139      9,251,412.74   66,556.93     3.03%   9.740    220    667  83.96  37.36   16.83   70.97    51.87
85.01-90                 922     46,387,673.96   50,312.01    15.19%  10.021    196    690  89.70  37.21   17.84   52.64    32.10
90.01-95               1,104     51,268,334.42   46,438.71    16.79%  10.451    204    693  94.77  38.30   31.29   56.72    13.93
95.01-100              3,581    178,587,535.16   49,870.86    58.48%  10.767    207    677  99.90  40.93   40.43   88.75     8.74
                                                              94.71%

2nd Home                 199     10,852,137.58   54,533.35     3.55%  10.657    190    704  95.03  38.46   16.24    0.00     7.76
Invest Property        1,468     60,208,433.66   41,013.92    19.72%  10.788    194    706  92.77  36.31   33.05    0.00    11.39
                                                              23.27%

DOCUMENTATION TYPE
NINA                     251     14,731,013.98   58,689.30     4.82%  10.263    220    715  92.24   0.00    0.00   84.65    13.32
Reduced Doc            1,519     93,453,564.09   61,523.08    30.60%  10.470    197    691  92.39  37.47    0.00   65.39    22.00
Stated                 1,117     59,253,841.89   58,689.30    19.40%  10.949    201    679  95.83  40.25    0.00   87.00    15.46

                                                             54.83%

Cash Out                 850     55,204,293.45   64,946.23   18.08%     9.922   201   669   87.96   39.15    33.42    86.05   100.00

2-4 Family               714     43,057,266.07   60,304.29   14.10%    10.683   210   699   94.76   39.29    30.82    56.04     8.81

CA-N                     532     39,962,942.69   75,118.31   13.09%    10.229   229   683   95.17   40.92    25.02    81.90    16.37
CA-S                     926     74,848,850.71   80,830.29   24.51%    10.316   199   681   92.16   39.54    23.91    78.86    23.66
FL                       357     14,787,218.02   41,420.78    4.84%    11.016   194   682   96.79   38.79    32.18    74.62    16.76
NV                       459     25,616,640.28   55,809.67    8.39%    10.917   182   687   96.96   39.31    16.88    60.75    12.45

DEBT TO INCOME
RATIO
40-45                  1,090     54,751,559.19   50,230.79   17.93%    10.548   197   679   95.61   42.73    30.80    87.05    19.33
45-50                    950     47,344,278.71   49,836.08   15.50%    10.546   199   666   96.62   48.15    55.60    84.98    18.98
50-55                    312     15,841,396.99   50,773.71    5.19%    10.398   205   672   96.37   52.68    74.96    86.10    18.13
greater than 55            3        104,225.44   34,741.81    0.03%    11.139   221   623   97.11   55.67   100.00   100.00    23.98
                                                             38.65%
1st lien                   0                 -      NA        0.00%

Prepayment Penalty     2,518    133,457,805.75   53,001.51   43.70%    10.582   211   674   96.97   41.08    38.14    85.45    17.28

JUNIOR RATIO
15.01-20               3,746    177,161,861.26   47,293.61   58.01%    10.631   205   678   98.69   40.43    39.21    85.89    10.45
20.01-30               1,527     99,429,830.28   65,114.49   32.56%    10.367   204   688   91.92   38.45    23.55    62.65    25.14
30.01-40                  80      8,849,424.42  110,617.81    2.90%     9.782   213   679   79.72   39.43    18.51    77.27    62.41
40.001 - 45.000            4        448,984.34  112,246.09    0.15%     9.689   339   636   82.26   40.53    12.41    87.59    11.14
45.001 - 50.000            9        726,670.11   80,741.12    0.24%     9.625   189   732   50.81   38.15    32.87    94.19    67.03
50.001 - 55.000            3        276,878.08   92,292.69    0.09%    10.507   197   644   90.45   29.11     0.00   100.00   100.00
55.001 - 60.000            0                 -                0.00%
65.001 - 70.000            1        199,000.00  199,000.00    0.07%     8.375   179   693   79.95   42.99     0.00   100.00   100.00
75.001 - 80.000            2        129,628.57   64,814.29    0.04%     9.279   173   671   71.73   46.11    23.14   100.00    76.86
80.001 - 85.000            0                 -                0.00%
95.001 >=                  0                 -                0.00%
                                                              0.58%